UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K
Current Report Pursuant to Section 13 or 15(d) of
The Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): December 6, 2024
WINTRUST FINANCIAL CORPORATION
(Exact name of registrant as specified in its charter)
_____________________________

Illinois	001-35077	36-3873352
(State or other jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)
9700 West Higgins Road
Rosemont, Illinois 60018
(Address of principal executive offices)
Registrant’s telephone number, including area code (847) 939-9000
N/A
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐    Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐    Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a‑12)
☐    Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐    Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common stock, no par value	WTFC	The NASDAQ Global Select Market
Series D Preferred Stock, no par value	WTFCM	The NASDAQ Global Select Market
Series E Preferred Stock, no par value	WTFCP	The NASDAQ Global Select Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).
Emerging growth company    ☐
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.        ☐

Item 1.01.    Entry into a Material Definitive Agreement.
On December 6, 2024, Wintrust Financial Corporation ("Wintrust") entered into the Third Amendment to Amended and Restated Credit Agreement and First Amendment to Amended and Restated Pledge and Security Agreement, dated December 6, 2024, among Wintrust, the lenders named therein, and U.S. Bank, National Association, as administrative agent ("Amendment"). Capitalized terms used but not defined herein shall have the respective meanings ascribed to them by the Amended and Restated Credit Agreement, dated December 12, 2022 ("Amended and Restated Credit Agreement").
The Amendment provides for, among other things, (a) resignation of Wells Fargo, National Association as the administrative agent, and the appointment of U.S. Bank, National Association as successor administrative agent; (b) removal of Wells Fargo as a Revolving Credit Lender and reallocation of the Revolving Credit Exposure among the Remaining Revolving Credit Lenders; and (c) extension of the Revolving Credit Maturity Date from December 9, 2024 to December 5, 2025.
The foregoing description of the Amendment is qualified in its entirety by the full text of such agreement, which is attached hereto as Exhibit 10.1, and is incorporated herein by reference.

Item 2.03.    Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of a Registrant.
The information provided in Item 1.01 is incorporated by reference herein.

Item 9.01.    Financial Statements and Exhibits.

(d) Exhibits

Exhibit No.	Description
10.1
Third Amendment to Amended and Restated Credit Agreement and First Amendment to Amended and Restated Pledge and Security Agreement, dated December 6, 2024, among Wintrust Financial Corporation, as Borrower, each lender party hereto, as Lenders, and U.S. Bank, National Association, as Administrative Agent for the Lenders.

104	Cover Page Interactive Data File (embedded within the Inline XBRL document)
•Schedules have been omitted pursuant to Item 601(b)(2) of Regulation S-K. Wintrust agrees to furnish supplementally a copy of any omitted schedules or exhibits to the Securities and Exchange Commission upon request.

Signature
     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

WINTRUST FINANCIAL CORPORATION (Registrant)
By:	/s/Kathleen M. Boege
Kathleen M. Boege Executive Vice President, General Counsel and Corporate Secretary
Date: December 10, 2024

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